UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT                                                                                                                                October 17, 2011

(DATE OF EARLIEST EVENT REPORTED)                                                                                    October 17, 2011

BOARDWALK PIPELINE PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2800

Houston, Texas 77046

(Address of principal executive office)

(866) 913-2122

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

On October 17, 2011, the Registrant issued a press release announcing the formation of a joint venture between Boardwalk Pipelines, LP, a wholly-owned subsidiary of the Registrant, and Boardwalk Pipelines Holding Corp., an affiliate of the Registrant’s general partner (BPHC).  The joint venture has entered into a definitive agreement to acquire Petal Gas Storage, L.L.C. and Hattiesburg Gas Storage Company and related entities from an affiliate of Enterprise Products Partners L.P.  A copy of the press release is attached hereto as Exhibit 99.1.

On October 17, 2011, representatives of the Registrant will participate in an investor conference call.  The written presentation materials to be used in the investor conference call are furnished as Exhibit 99.2 to this Current Report on Form 8-K (this “Report”).

The information under Item 7.01 and in Exhibits 99.1 and 99.2 in this Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 and in Exhibits 99.1 and 99.2 in this Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Investors are cautioned that certain statements contained in this Report, as well as some statements in periodic press releases and some oral statements made by officials of the Registrant and its affiliates during presentations about the Registrant, are “forward-looking.” Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will likely result,” and similar expressions. In addition, any statement made by management of the Registrant concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions by the Registrant or its subsidiaries, are also forward-looking statements.

Item 9.01           Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description
99.1	Boardwalk Pipeline Partners, LP, News Release, issued October 17, 2011, providing information on the acquisition of Petal Gas Storage, L.L.C. and Hattiesburg Gas Storage Company.
99.2	Boardwalk Pipeline Partners, LP, Investor Presentation, dated October 17, 2011, providing information on the Registrant’s growth projects.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP
By: BOARDWALK GP, LP,
its general partner
By: BOARDWALK GP, LLC,
its general partner
By: /s/ Jamie L. Buskill
Jamie L. Buskill
Senior Vice President, Chief Financial Officer and Treasurer

Dated: October 17, 2011